UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tender Offers and Consent Solicitations

On June 30, 2026, QXO, Inc., a Delaware corporation (“QXO”), issued a press release announcing the final results of the previously announced tender offers and consent solicitations (collectively, the “Tender Offers and Consent Solicitations”) by QXO’s wholly-owned subsidiary, Titanium MergerCo, Inc., a Delaware corporation, for the (i) $500.0 million aggregate principal amount of outstanding 4.125% Senior Notes due 2032 (the “2032 Notes”) and (ii) $750.0 million aggregate principal amount of outstanding 5.625% Senior Notes due 2034 (the “2034 Notes” and, together with the 2032 Notes, the “Tender Offer Notes”) of TopBuild Corp. (“TopBuild”). The Tender Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on June 29, 2026 (the “Tender Offer Expiration Date”). No tenders submitted after the Tender Offer Expiration Date are valid.

QXO announced that $497,723,000 in aggregate principal amount of the 2032 Notes, equal to 99.54% of the outstanding amounts of such notes, and $748,093,000 in aggregate principal amount of the 2034 Notes, equal to 99.75% of the outstanding amounts of such notes, were validly tendered (and not validly withdrawn) as of the Tender Offer Expiration Date.

Subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated May 29, 2026, Tender Offer Notes validly tendered at or prior to 5:00 p.m., New York City time, on June 11, 2026 (the “Early Tender Deadline”) (and not validly withdrawn at or prior to 5:00 p.m., New York City time, on June 11, 2026) were accepted for purchase at a price of $1,011.25 per $1,000 of principal amount of such Tender Offer Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Tender Offer Notes up to, but not including, the settlement date (the “Tender Offer Settlement Date”), which is expected to be July 1, 2026. Tender Offer Notes validly tendered (and not validly withdrawn) after the Early Tender Deadline but at or prior to the Tender Offer Expiration Date were accepted for purchase at a price of $961.25 per $1,000 of principal amount of the Tender Offer Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Tender Offer Notes up to, but not including, the Tender Offer Settlement Date.

A copy of the press release announcing the final results of the Tender Offers and Consent Solicitations is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

TopBuild Stockholder Election Results

On June 30, 2026, QXO and TopBuild issued a joint press release announcing the results of the election by TopBuild stockholders regarding the form of merger consideration they wish to receive in connection with QXO’s acquisition of TopBuild.

A copy of the joint press release announcing the TopBuild stockholder election results is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed acquisition, the anticipated benefits of the proposed acquisition, including synergies, and expected future financial position, total addressable market, positions in building product verticals and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the proposed acquisition of TopBuild may not be completed on the anticipated terms in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the proposed acquisition; (iii) the effect of the pendency of the proposed acquisition on each of QXO’s and TopBuild’s business relationships with employees, customers, or suppliers, or on operating results or the businesses generally; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the acquisition agreement for TopBuild, including circumstances that require the payment of a termination fee; (v) the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; (vi) potential litigation and/or regulatory action relating to the proposed acquisition; (vii) the risk that the anticipated benefits of the proposed acquisition may not be fully realized or may take longer to realize than expected; (viii) the impacts of legislative, regulatory, economic, competitive or technological changes; (ix) QXO’s ability to finance the proposed acquisition; (x) unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and (xi) those risks and uncertainties set forth in QXO’s and TopBuild’s filings with the Securities and Exchange Commission (the “SEC”), including each company’s Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. Neither QXO nor TopBuild undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 30, 2026, announcing final results of the Tender Offers and Consent Solicitations.
99.2	Joint Press Release, dated June 30, 2026, announcing the TopBuild stockholder election results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	QXO, INC.

	By:	/s/ Christopher Signorello
Christopher Signorello
Chief Legal Officer